Supplement, dated March 15, 2007,
        to the Statement of Additional Information, dated March 1, 2007, for
                        Seligman Global Fund Series, Inc.
                                 (the "Series")

The following information is hereby added to the Series' Statement of Additional Information, dated March 1, 2007, under the heading "Description of the Funds and their Investments and Risks -- Investment Strategies and Risks" after the disclosure relating to "Emerging Market Investment Risk Factors".

Risks of Investments in Russia. The Emerging Markets Fund may invest a portion of its assets in securities issued by companies located in Russia. Because of the recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company's share register and normally evidenced by extracts from the register. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders and it is possible for the Fund to lose its investment through fraud, negligence or mere oversight. While the Fund will endeavor to ensure that its interest continues to be appropriately recorded either through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interest. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. As a result of these investment activities, the Fund could incur substantial losses.